Exhibit 99.1

Exhibit 99.1

Prudential Financial, Inc.

Investor Day

December 5, 2006

Investor Day 12.05.06

Prudential Financial Investor Day December 5, 2006

Eric Durant

Senior Vice President, Investor Relations

Forward-Looking Statements

Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. It is possible that actual results may differ materially from any expectations or predictions expressed in this presentation. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of stock, real estate, and other financial markets; (2) interest rate fluctuations; (3) reestimates of our reserves for future policy benefits and claims; (4) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (5) changes in our assumptions related to deferred policy acquisition costs, valuation of business acquired or goodwill; (6) changes in our claims-paying or credit ratings; (7) investment losses and defaults; (8) competition in our product lines and for personnel; (9) changes in tax law; (10) economic, political, currency and other risks relating to our international operations; (11) fluctuations in foreign currency exchange rates and foreign securities markets; (12) regulatory or legislative changes; (13) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (14) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (15) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (16) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions; (17) changes in statutory or U.S. GAAP accounting principles, practices or policies; (18) changes in assumptions for retirement expense; (19) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and continue share repurchases, and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends or distributions; and (20) risks due to the lack of legal separation between our Financial Services Businesses and our Closed Block Business.

Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.

Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

Investor Day 12.05.06

Non–GAAP Measure

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized losses is impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles and can vary considerably across periods. The timing of other sales that would result in gains or losses is largely subject to our discretion and influenced by market opportunities. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values will ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.

We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the excluded items are important to an understanding of our overall results of operations. The schedules on the following two pages provide a reconciliation of adjusted operating income for the Financial Services Businesses to income from continuing operations in accordance with GAAP.

ROE based on adjusted operating income is determined by dividing adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, by average attributed equity excluding unrealized gains and losses on investments. An alternative measure to ROE based on adjusted operating income is return on average equity based on income from continuing operations. Return on average equity based on income from continuing operations represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity based on income from continuing operations is 14.10% and 18.07% for the nine months ended September 30, 2006 and 2005, respectively, and 15.52%, 9.29%, 5.43% and 3.97% for the years ended December 31, 2005, 2004, 2003 and 2002, respectively.

Our expectations of Common Stock earnings per share and return on equity are based on after-tax adjusted operating income. Because we do not predict future realized investment gains / losses or recorded changes in asset and liability values that will ultimately accrue to contractholders, we cannot provide a measure of our Common Stock earnings per share or return on equity expectations based on income from continuing operations of the Financial Services Businesses, which is the GAAP measure most comparable to adjusted operating income.

For additional information about adjusted operating income and the comparable GAAP measure please refer to our Annual Report on Form 10-K for the year ended December 31, 2005 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, on the Investor Relations Web site at www.investor.prudential.com. Additional historical information relating to the Company’s financial performance, including its third quarter 2006 Quarterly Financial Supplement, is also located on the Investor Relations website.

The information referred to above and on the prior page, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31, 2005, should be considered by readers when reviewing forward-looking statements contained in this presentation.

Investor Day 12.05.06

Prudential Financial, Inc.

FINANCIAL HIGHLIGHTS

(in millions, except per share data)	Year ended December 31,				Nine months ended
	2002	2003	2004	2005	Sept 30, 2005	Sept 30, 2006
Financial Services Businesses:
Pre-tax adjusted operating income by division:
Insurance Division	$545	$788	$991	$1,227	$862	$1,010
Investment Division	282	289	355	707	711	808
International Insurance and Investments Division	757	803	994	1,416	1,039	1,168
Corporate and other operations	148	90	176	202	126	78

Total pre-tax adjusted operating income	1,732	1,970	2,516	3,552	2,738	3,064
Income taxes, applicable to adjusted operating income	582	644	680	1,120	830	883

Financial Services Businesses after-tax adjusted operating income	1,150	1,326	1,836	2,432	1,908	2,181

Items excluded from adjusted operating income:
Realized investment gains (losses), net, and related charges and adjustments	(856)	(204)	4	561	563	(40)
Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	—	(55)	(33)	(41)	(8)
Change in experience-rated contractholder liabilities due to asset value changes	—	—	1	(44)	(10)	28
Sales practices remedies and costs	(20)	—	—	—	—	—
Divested businesses	(10)	(171)	(24)	(16)	(5)	13

Total items excluded from adjusted operating income, before income taxes	(886)	(375)	(74)	468	507	(7)
Income taxes, not applicable to adjusted operating income	(494)	(122)	(58)	(401)	(480)	(31)

Total items excluded from adjusted operating income, after income taxes	(392)	(253)	(16)	869	987	24

Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	758	1,073	1,820	3,301	2,895	2,205
Income (loss) from discontinued operations, net of taxes	(79)	(48)	(88)	(82)	(53)	46
Extraordinary gain on acquisition, net of taxes	—	—	21	—	—	—
Cumulative effect of accounting change, net of taxes	—	—	(79)	—	—	—

Net income of Financial Services Businesses	679	1,025	1,674	3,219	2,842	2,251

Earnings per share of Common Stock (diluted):
Financial Services Businesses after-tax adjusted operating income	$2.06	$2.53	$3.61	$4.83	$3.76	$4.48
Items excluded from adjusted operating income:
Realized investment gains (losses), net, and related charges and adjustments	(1.48)	(0.37)	0.01	1.08	1.07	(0.08)
Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	—	(0.10)	(0.06)	(0.08)	(0.02)
Change in experience-rated contractholder liabilities due to asset value changes	—	—	—	(0.08)	(0.02)	0.06
Sales practices remedies and costs	(0.03)	—	—	—	—	—
Divested businesses	(0.02)	(0.31)	(0.05)	(0.04)	(0.01)	0.03

Total items excluded from adjusted operating income, before income taxes	(1.53)	(0.68)	(0.14)	0.90	0.96	(0.01)
Income taxes, not applicable to adjusted operating income	(0.86)	(0.22)	(0.11)	(0.76)	(0.92)	(0.06)

Total items excluded from adjusted operating income, after income taxes	(0.67)	(0.46)	(0.03)	1.66	1.88	0.05

Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	1.39	2.07	3.58	6.49	5.64	4.53
Income (loss) from discontinued operations, net of taxes	(0.14)	(0.09)	(0.16)	(0.15)	(0.10)	0.09
Extraordinary gain on acquisition, net of taxes	—	—	0.04	—	—	—
Cumulative effect of accounting change, net of taxes	—	—	(0.15)	—	—	—

Net income of Financial Services Businesses	1.25	1.98	3.31	6.34	5.54	4.62

Weighted average number of outstanding Common shares (diluted basis)	578.0	548.4	531.2	520.9	524.5	497.8

Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
Net income of Financial Services Businesses (above)	$679	$1,025	$1,674	$3,219	$2,842	$2,251
Net income (loss) of Closed Block Business	(485)	239	582	321	334	140

Consolidated net income	194	1,264	2,256	3,540	3,176	2,391

Direct equity adjustments for earnings per share calculations	$43	$60	$84	$82	$63	$51

Prudential Financial, Inc.

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)	Year ended December 31,				Nine months ended
	2002	2003	2004	2005	Sept 30, 2005	Sept 30, 2006
Revenues (1):

Premiums	$7,195	$7,848	$8,736	$10,128	$7,678	$7,694

Policy charges and fee income	1,815	1,978	2,385	2,529	1,900	1,912
Net investment income	5,020	4,913	5,728	6,810	5,000	5,618
Asset management fees, commissions and other income	3,979	3,258	3,065	3,608	2,660	3,044

Total revenues	18,009	17,997	19,914	23,075	17,238	18,268

Benefits and Expenses (1):

Insurance and annuity benefits	7,662	8,158	8,897	9,990	7,551	7,818
Interest credited to policyholders’ account balances	1,730	1,718	2,220	2,516	1,884	2,045
Interest expense	195	200	296	568	388	663
Deferral of acquisition costs	(1,064)	(1,270)	(1,528)	(1,801)	(1,362)	(1,492)
Amortization of acquisition costs	739	533	766	910	738	431
General and administrative expenses	7,015	6,688	6,747	7,340	5,301	5,739

Total benefits and expenses	16,277	16,027	17,398	19,523	14,500	15,204

Adjusted operating income before income taxes	1,732	1,970	2,516	3,552	2,738	3,064

Items excluded from adjusted operating income before income taxes:
Realized investment gains (losses), net, and related adjustments	(862)	(161)	62	669	667	(70)
Related charges	6	(43)	(58)	(108)	(104)	30

Total realized investment gains (losses), net, and related charges and adjustments	(856)	(204)	4	561	563	(40)

Investment gains (losses) on trading account assets supporting insurance liabilities, net	—	—	(55)	(33)	(41)	(8)
Change in experience-rated contractholder liabilities due to asset value changes	—	—	1	(44)	(10)	28
Sales practices remedies and costs	(20)	—	—	—	—	—
Divested businesses	(10)	(171)	(24)	(16)	(5)	13

Total items excluded from adjusted operating income before income taxes	(886)	(375)	(74)	468	507	(7)

Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change	846	1,595	2,442	4,020	3,245	3,057
Income tax expense	88	522	622	719	350	852

Income from continuing operations before extraordinary gain on acquisition and cumulative effect of accounting change	758	1,073	1,820	3,301	2,895	2,205

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of divested businesses, and sales practices remedies and costs.

Prudential Financial, Inc.

Art Ryan

Chairman and CEO

Prudential Financial

Prudential Financial’s First Five Years

Achieved significant expense reductions

Divested P&C business

Acquired: American Skandia, CIGNA Retirement and Allstate Variable Annuity Business

Combined retail brokerage into Wachovia

Repurchased $7.3 billion of Common Stock (1)

Achieved “AA” financial strength ratings from four agencies

1) Through September 30, 2006

Investor Day 12.05.06

Earnings Per Share Growth (1)

33% CAGR

$2.06 $2.53 $3.61 $4.83 $3.76 $4.48

2002 2003 2004 2005 9 mo 05 9 mo 06

1) Based on after-tax adjusted operating income of the Financial Services Businesses (FSB)

Investor Day 12.05.06

ROE Progress (1)

20.0% 15.0% 10.0% 5.0% 0.0%

6.3% 7.5% 10.2% 12.4% 14.5%

2002 2003 2004 2005 YTD Sept 2006

1) Based on after-tax adjusted operating income of the FSB; interim period on an annualized basis

Investor Day 12.05.06

Where We Are Today

Balanced mix of businesses and risks

Strong capital position and cash flow generation

Sustained high returns and growth of international insurance business

Leading position in domestic retirement and savings market

Asset management skills complement product manufacturing

Complementary distribution channels

Acquisition and integration track record

Investor Day 12.05.06

Where We’re Headed

Two substantial growth opportunities:

- International businesses

- Domestic retirement and savings businesses

Evolving multi-channel distribution strategy

Manage margins and returns

Substantial operating cash flows enable share repurchases, growing cash dividends

Opportunistic acquisitions

Investor Day 12.05.06

Prudential Financial, Inc.

Mark Grier

Vice Chairman, Financial Management

Prudential Financial

Financial Highlights (1)

Year ended December 31, Nine months ended September

2003 2004 2005 30, 2006

Pre-tax adjusted operating income (2) $ 1,970 $ 2,516 $ 3,552 $ 3,064

Earnings per share of Common Stock (3) $ 2.53 $ 3.61 $ 4.83 $ 4.48

Return on Equity (3)(4) 7.5% 10.2% 12.4% 14.5%

1) For the Financial Services Businesses (FSB)

2) In millions

3) Based on after-tax adjusted operating income

4) Interim period on an annualized basis

Investor Day 12.05.06

84% of Equity is Attributed to Operating Businesses

Total attributed equity of $21 billion (1)

Operating Businesses

84%

16%

Corporate & Other

1) As of September 30, 2006 for the FSB; excludes unrealized gains and losses on investments

Investor Day 12.05.06

Complementary and Diversified Businesses

Adjusted operating income (1) $3,064 million

INTERNATIONAL INSURANCE

Life Planner model

Gibraltar Life

RETIREMENT & SAVINGS

Retirement

Individual Annuities

27% 34%

19% 20%

INVESTMENT BUSINESSES & CORPORATE

Financial Advisory

Asset Management

International Investments

Corporate & Other

DOMESTIC INSURANCE

Individual Life

Group Insurance

1) Before-tax; for the FSB; nine months ended September 30, 2006

Investor Day 12.05.06

International Insurance

5,802 Life Planners (1)

6,036 Gibraltar Life Advisors (1)

7.1 million policies in force (1)

Annualized new business premiums: $1.2 billion (2)

1) As of September 30, 2006

2) For the year ended December 31, 2005; GAAP exchange rate basis – translated based on applicable average exchange rate for period

Investor Day 12.05.06

Large Retirement / Savings Market

$21 trillion market in 2005

Personal Savings

IRAs

Defined Contribution

Annuities

Defined Benefit

$3.7

$7.1

$2.9

$1.8

$5.7

Sources: Federal Reserve Flow of Funds; LIMRA; company estimates

Investor Day 12.05.06

Retirement and Annuities A Leading Provider in a Growing Market

Annuities Retirement

($ billions)

Account values (1)

$217

$191

$183

$118

$81

12/31/02

12/31/03

12/31/04

12/31/05

9/30/06

1) Includes acquired businesses from dates of acquisitions

Investor Day 12.05.06

Individual Life ROE

Nine months ended

September 30, 2006

Pre-tax adjusted operating income (1) $ 412

Equity (2) $ 2.6

Return on equity (3) 18%

1) In millions

2) Average attributed equity for the period; in billions

3) Based on annualized after-tax adjusted operating income giving effect to direct equity credit

Investor Day 12.05.06

Individual Life Sales

Sales by distribution channel (1)

($ millions)

$419    $500    $391    $341

$400

$320

$303

$287

$300

$200

$100

$0

2002

2003

2004

2005

YTD

YTD

Sept 2005

Sept 2006

Prudential Agents

Third-party

1) Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis, excluding COLI; for the years ended December 31

Investor Day 12.05.06

Group Insurance

Controlled growth – emphasis on margins

High persistency of quality business

Voluntary life opportunity

Return on equity of 14%(1)

1) Based on annualized after-tax adjusted operating income for the nine months ended September 30, 2006

Investor Day 12.05.06

Financial Advisory

Combination of Private Client Group with Wachovia closed July 1, 2003

62% Wachovia, 38% Prudential

Combined business created 3rd largest brokerage firm in the U.S.(1)

JV operating results represent 16% ROE (2)

Segment results absorb expense for retained obligations and costs

Prudential put options

1) Based on client assets of $532.1 billion as of March 31, 2003

2) Based on annualized after-tax adjusted operating income contribution for the nine months ended September 30, 2006

Investor Day 12.05.06

Asset Management: Significant Scale and Breadth

Total AUM $586 billion (1)

AUM by Asset Type

Non-proprietary insurance, annuity & other

Fixed Income

International

Real Estate

Equity

AUM by Client Type

Non-proprietary insurance, annuity & other

Institutional Customers

International

Retail customers

General account

20% 20% 25%

43%

14% CB

4% 14% 28%

19% 13%

1) As of September 30, 2006

Investor Day 12.05.06

Rating Agencies Have Recognized Financial Strength

Standard A. M. Best Moody’s & Poor’s

Insurance Claims Paying Ratings (1):

Prudential Insurance

Prudential Retirement Insurance and Annuity Company

Upgraded Upgraded Upgraded February October November 2004 2004 2004

1) As of November 1, 2006

2) Assigned April 2004

3) Assigned March 2005

Investor Day 12.05.06

A+

Aa3 AA-

A+ (2) Aa3 (3) AA-

Investor Day 12.05.06

Well Diversified Portfolio of Businesses and Risks

INTERNATIONAL INSURANCE

• Life Planner model Gibraltar Life

Attributed equity $17.8 billion (1)

RETIREMENT & SAVINGS

Retirement

• Individual Annuities

DOMESTIC INSURANCE

Individual Life Group Insurance

INVESTMENT BUSINESSES

Financial Advisory

Asset Management

International Investments

$4.4

$3.7

$6.0

$3.7

1) As of September 30, 2006 for the FSB operating businesses; excludes unrealized gains and losses on investments

Investor Day 12.05.06

Prudential’s Value Proposition to Investors

High value-added business models produce high returns with low risk

Highest return businesses are our fastest growing businesses:

– International

– Domestic Retirement and Savings

“Portfolio of businesses”: risks are well diversified by type and are largely uncorrelated

Significant opportunities remain to redeploy excess capital and to optimize capital structure

Investor Day 12.05.06

Individual Annuities

David Odenath

President, Prudential Annuities

Prudential Financial

Individual Annuities Financial Performance(1)

Year ended Nine months ended

December 31, September 30,

2004 2005 2006

Account values:(2)

Variable annuities $ 47,418 $ 50,778 $ 70,555

Fixed annuities 3,879 3,991 3,814

Total 51,297 54,769 74,369

Gross sales (3) 6,338 7,467 7,045

Pre-tax adjusted operating income (3) 427 505 432

Attributed equity (4) 2.0 2.0 2.5

1) Includes results of Allstate variable annuity business from June 1, 2006 acquisition date

2) In millions; at end of period

3) In millions

4) In billions; at end of period

Investor Day 12.05.06

Top 10 Variable Annuity Company Account Values

Prudential Annuities is ranked #4 in advisor-sold VA account values (1)

($ billions)

Hartford

MetLife

AXA

Prudential

Lincoln

Hancock

ING

Nationwide

Ameriprise

Pacific Life

$102.5

89.8

69.0

68.8 #4

63.2

42.1

40.1

39.7

39.3

37.5

1) Source: VARDS 2Q06 and Company data; Advisor-sold market excludes group/retirement plan contracts

Investor Day 12.05.06

Consistent Annuity Business Strategy

Develop innovative products and features to meet needs of retirement market

Utilize risk management skills to offer attractive value proposition for customers, favorable risk-adjusted return for Prudential

Expand distribution

Focus on expense management

Investor Day 12.05.06

The Changing Variable Annuity Market

Circa 1999 2006

VA viewed as savings/investment VA is key element of individual’s product retirement solution

VA’s main advantage is tax deferral VA offers sophisticated risk and wrapper for mutual fund investment management in favorable

value proposition

Investment selection: favored Asset allocation programs serve

“hot managers” long-term retirement goals

Product guarantees relatively Protection from risks to retirement unimportant; basic death benefit security: premature death while

“nice-to-have” accumulating, loss of principal,

outliving income

Investor Day 12.05.06

Prudential Annuities: Competitive Advantage in Retirement-Focused VA Market

Proven product innovation capabilities; speed to market

Sophisticated risk management skills

Scale allows competitive pricing

Growing multi-channel distribution

Strong branding

Investor Day 12.05.06

Market-Leading Product Innovation

Guaranteed Minimum Death Benefits Basic protection

Roll-up, step-up options

Highest daily value option

Full suite of living benefits Guaranteed minimum accumulation benefit (“GRO Plus”)

Guaranteed minimum income

benefit

Guaranteed minimum withdrawal

3Q:06 benefit

Take-Rate

Guaranteed lifetime

77% withdrawal benefits

- Lifetime Five

- Spousal Lifetime Five

Investor Day 12.05.06

Variable Annuity Guarantees

9/30/06

Excluding Allstate

12/31/04 12/31/05 Total

Allstate Contribution

($ billions)

Total variable annuity

$ 47.4 $ 50.8 $ 54.2 $ 16.4 $ 70.6

account values

Account values with

living benefit features:

Accumulation (GMAB) 5.8 7.2 8.1 1.6 9.7

Income (GMIB) 2.4 3.0 3.2 3.9 7.1

Withdrawal (GMWB) 0.5 0.8 0.9 0.9 1.8

Lifetime Five — 3.0 6.7 — 6.7

Total 8.7 14.0 18.9 6.4 25.3

GMDB net amount at risk 4.4 3.8 3.3 1.4 4.7

Investor Day 12.05.06

Current Generation Living Benefits Meet Retirement Security Needs

Lifetime Five Spousal Lifetime Five Income Benefit 5% of protected value for 5% of protected value for Feature individual’s life life for married couple, no reduction at first death Alternate Guaranteed 7% of protected value until N/A

Withdrawal Benefit reduced to zero (14 years) N/A

Initial Protected 5% roll-up for 10 years or until first withdrawal

Value, Greatest of:

Highest anniversary value for 10 years or until first withdrawal Account value at first withdrawal

Cost 60 basis points 75 basis points x account value x account value

Investor Day 12.05.06

Highest Daily Lifetime Five

Introduced November 2006

Withdrawal benefit: 5% of protected value for individual’s life Initial protected value:

– Greatest 5% roll-up based on each daily account value (10 years — or until first withdrawal); or

– Account value at first withdrawal; if greater

Equity risk management: “GRO-type” self-hedging feature Cost = 60 basis points x variable account value

Investor Day 12.05.06

Active Management of Product Risks

Product/feature “risk management by design” Strategic risk retention

– Retain risks we are best suited to carry

– Actively hedge risks where appropriate

Strong governance structure provides constant monitoring and oversight

Investor Day 12.05.06

Product/Feature Risk Management by Design

Guaranteed Minimum Automatic allocation to fixed bucket

Accumulation Benefit, (i.e., “Self-hedging”) “GRO Plus”

Guaranteed Minimum “Special” annuity rates and mortality table

Income Benefit

Lifetime Five, Requires asset allocation programs; Spousal Lifetime Five, maximum equity allocation is 80%

HD Lifetime Five

Minimum purchase ages Incentive to delay withdrawal to maintain protected value growth HD feature: “GRO-type” equity risk management

Investor Day 12.05.06

Hedging Program Reduces Market Exposure

Hedging Objectives

– Provide protection in severe scenarios

– Maximize capital efficiency

– Reduce earnings volatility

Hedging Approach

– “Three-Greek” hedging program for Lifetime Five, GMWB, Allstate GMAB

– Long-dated options and swaps used to better match economic risk

– Weekly purchasing decisions on assets for new business and rebalancing

– “Embedded derivative” and hedging asset value changes included in adjusted operating income

Investor Day 12.05.06

Growing Multi-Channel Distribution

Percentage 3Q:05 3Q:06

Channel Strategy

of 3Q:06 Sales Sales(1) Sales(1)

Independent

Maintain leadership position

Financial 60% $ 1,300 $ 1,407

Planners

Insurance Maintain momentum in

Agents 20% Prudential agent channel 373 466

Develop Allstate agent channel

Wirehouses Capitalize on new relationships

11%

and doubled wholesaling force 149 257

Banks Penetrate channel with two

9% wholesaling forces: 147 226

Prudential and Allstate

New business development desk augments wholesaler channel development

1) In millions

Investor Day 12.05.06

Allstate Variable Annuity Business Enhances Distribution and Scale

Exclusive rights to sell variable annuities through Allstate’s 13,700 independent contractors and financial professionals for three years Opportunity to enhance relationships with wirehouse firms including Morgan Stanley Enhances bank distribution: Allstate-branded, Prudential designed variable annuity to be marketed by Allstate wholesalers Adds $16 billion of variable annuity account values (1)

1) As of June 1, 2006 date of acquisition

Investor Day 12.05.06

Allstate Variable Annuity Business Integration On Track

Major Project Milestones

Transition Service Agreement Period with Allstate(1)

2006 2007 2008

June 1 August September March(2) February(2)

Launch

Launch Allstate- Prudential Signed Closed Prudential Launch branded, assumes products in Prudential Allstate Allstate Prudential- administration Allstate products in Agreement Transaction designed product of Allstate book proprietary Morgan Stanley in Bank Channel of business channel

1) Allstate administers business acquired by Prudential for initial period

2) Represents approximate target dates

Investor Day 12.05.06

Products and Distribution Drive Sales Growth

Year ended Nine months ended December 31(1) September 30(2)

8 7 6 5 4 3 2 1 0

Gross sales

($ billions) (3)

$7.5

$7.0

Allstate

Distribution

$6.3

$5.5

$4.7

$2.0

2002 2003 2004 2005 2005 2006

1) Includes American Skandia from May 1, 2003 acquisition date

2) Includes Allstate variable annuity business from June 1, 2006 acquisition date

3) All annuity products (variable and fixed)

Investor Day 12.05.06

Variable Annuity Market Share (1)

Allstate Transaction Increases Market Share

5/03: American

10/04: American

3/05: Lifetime Five &

HDV Launch

Skandia Acquisition

Skandia

Systems

Conversion

8 7 6 5 4 3 2

7.8%    6.6%    6.8%    6.8%    6.5%    5.5%    5.0%    5.0%    5.4%     5.8%    5.8%    5.5%    4.7%    4.1%

6/06: Allstate Transaction Closes

1Q'03    2Q'03    3Q'03    4Q'03    1Q'04    2Q'04    3Q'04    4Q'04     1Q'05    2Q'05    3Q'05    4Q'05    1Q'06    2Q'06

1) Source: VARDS 2Q06 and Company data; excludes group/retirement plan contracts. Includes American Skandia for all periods and Allstate variable annuity business from June 1, 2006 acquisition date.

Investor Day 12.05.06

Sustained Account Value Growth

Account values (1)

($ billion)

70 60 50 40 30 20 10 0

$16.4

$54.8 $51.3 $58.0 $47.5

2003 2004 2005 Sept-06

Prudential Allstate

1) As of end of period

Investor Day 12.05.06

Summary

Leading variable annuity market position

Innovative products and features meet retirement market needs Risk management skills drive attractive value proposition, favorable risk-adjusted returns Allstate variable annuity business acquisition adds distribution and scale Developing multi-channel distribution offers growth opportunity

Investor Day 12.05.06

Prudential Retirement

John Kim

President, Prudential Retirement

Prudential Financial

Prudential Retirement Financial Performance(1)

Year ended Nine months ended

December 31, September 30,

2004 2005 2006

Account values: (2) (3)

Institutional Investment Products $ 47,680 $ 48,080 $ 49,468

Full Service Retirement 83,891 88,385 93,364

Total 131,571 136,465 142,832

Gross deposits and sales (2) 14,616 17,071 17,061

Pre-tax adjusted operating income (2) 334 498 388

Attributed equity (3)(4) 3.4 3.4 3.5

1) Includes results of business acquired from CIGNA from April 1, 2004 acquisition date

2) In millions

3) At end of period

4) In billions

Investor Day 12.05.06 48

Emphasis on Full Service Retirement

Account Values ($ billions) (1)

0 20 40 60 80 100 120 140 160

12/31/03 12/31/04 12/31/05 09/30/06 Institutional Investment Products Full Service

1) Includes results of business acquired from CIGNA from April 1, 2004 acquisition date

Investor Day 12.05.06 49

Full Service Retirement – Deposits and Sales (1)

Year ended Nine months ended

December 31, September 30,

($ millions) 2003 2004 2005 2005 2006

Gross deposits and sales $ 6,311 $ 11,665 $ 13,006 $ 9,960 $ 12,433

2,663 (1,422) (912) 572 278

Net additions (withdrawals)

CIGNA Retirement Business integration complete March 2006

1) Includes results of business acquired from CIGNA from April 1, 2004 acquisition date

Investor Day 12.05.06

Institutional Investment Products Complement Portfolio

Account values $49.5 billion (1)

Structured Funding agreements, settlements GIC’s, other products $3.8 $13.2 $32.5

Group annuities, Close-out pensions

1) As of September 30, 2006

Investor Day 12.05.06

Full Service Retirement Broad Market Coverage

Emerging (Small) Mid/Large Case Market Tax Exempt Corporate Market Market

Primary Products DC plans - DC plans

- DB plans

- Total Retirement Services

- Non-qualified plans

- Investment only products

Distribution - Commission - Fee based consultants Specialized Channels based advisors - Commission based consultants

- Third party advisers administrators - Direct

Account Values (1) (2) $ 13,200 $ 47,200 $ 30,900

Participants (2) 435,000 1,272,000 831,000

1) In millions

2) As of September 30, 2006; excludes $2 billion retail account values for approximately 46,000 participants

Investor Day 12.05.06

Today’s Retirement Market

Individuals increasingly responsible for their own retirement security Focus moving from “saving for retirement” to satisfaction of retirement income needs Defined contribution plans becoming only retirement solution for many, as defined benefit plans are de-emphasized Employers seeking bundled overall solutions for retirement benefit programs Pension reform legislation encourages solutions tailored to individual retirement responsibility

Investor Day 12.05.06

Prudential Retirement Competitive Advantages

Total Retirement Services capabilities support bundled solutions Robust product lineup includes full suite of stable value products Scale allows market-leading service capabilities with competitive pricing structure Access to Prudential’s risk management, asset management, and annuity product design capabilities Distribution breadth, supported by strong brand Successful business integration track record

Investor Day 12.05.06

Prudential Retirement Positioned for Market Trends

Development Prudential Positioning

Individuals seek independent Stable value products offer principal retirement security protection Risk management and product Aging baby boomers need to design skills support income convert assets into income product development DC plans becoming sole retirement “Secure Retirement” program solution enables goal satisfaction with DC plan as foundation Employers seek to outsource A leader in Total Retirement retirement benefit programs Services solutions Rollover assets increasing Enhancing rollover platform and solutions Industry consolidation is Platforms, scale, business accelerating integration skills support attractive acquisitions

Investor Day 12.05.06

Full Service Stable Value Products

$31 billion account values (1)

Principal guarantee feature attractive to security-minded pre-retirees Low risk profile: Substantially all balances experience- rated, with employer clients sharing investment risk Rate resets semi-annually on most products Future crediting rates typically reflect prior experience Low interest rate floors; competitive conditions main factor in rate setting

1) As of September 30, 2006

Investor Day 12.05.06

Retirement Income Products

Traditional DC Focus New Option

Age 20 yrs 30 yrs 40 yrs 50 yrs 60 yrs 65+

Accumulation Income

DC Plan investment Guaranteed income options Downside protection with Guaranteed upside potential accumulation products Revocable

Think “Lifetime Five”

Investor Day 12.05.06

Secure Retirement

Auto “Default” Employer Principal Creating Enrollment Investments Match Protection Income and Aligned with Design Products Streams Escalation Retirement Encourages Goals Participation

Phase I Phase II

Defined Contribution Plan

Investor Day 12.05.06

A Leader In Total Retirement Services

Integrated Solution for Plan Sponsors

Non-DB DC qualified Plan Plan Plan

Recordkeeping

Participant communications Actuarial services Compliance Investment products and services

Investor Day 12.05.06

Pension Protection

Act of 2006

Enhanced Opportunities Pension Reform Legislation

Reform Expected Impact

401(k) Automatic Encourages employers to Greater participation

Enrollment auto-enroll workers rates

401(k) Automatic Facilitates automatic Greater account balance

Contribution increases of participants’ growth

Escalation contribution rates

Investment Advice Plan sponsors and record Greater account balance keepers can provide advice growth and participation

to participants

Annuities Facilitates annuities as DC Retirement income

plan option product opportunities

Investor Day 12.05.06

Summary

Leading position in retirement market, emphasizing full service products Stable value products attractive to security-minded pre-retirees, offer favorable risk-adjusted returns to Prudential Leveraging Prudential’s risk management, asset management and annuity product capabilities as market focus on retirement security grows Total Retirement Services capability serves employers seeking bundled solutions Recent pension reform legislation enhances retirement market opportunities

Investor Day 12.05.06

International Division

Rodger Lawson

Vice Chairman

International Insurance and Investments Division

Prudential Financial

International Division Financial Performance

Year ended December 31, Nine months ended

($ millions) 2002 2003 2004 2005 Sept. 30, 2006

Adjusted operating income

before tax:

Life Planner businesses $ 379 $ 449 $ 515 $ 808 $ 698

Gibraltar Life 378 370 402 502 361

International Insurance 24.5% ROE (1) 1,059

International Investments 0 (16) 77 106 109

International Division $ 757 $ 803 $ 994 $ 1,416 $ 1,168

1) Based on annualized after-tax adjusted operating income and average attributed equity for the period

Investor Day 12.05.06

Our Division Goals

Sustainable low to mid-teen AOI growth Sustainable 20% ROE’s Strong free cash flow Complementary group of International businesses with short-term and long-term growth potential

Investor Day 12.05.06

Key Elements of Our International Strategy

Concentrate on a limited number of attractive countries

Emphasize proprietary distribution: recruiting, selection, needs-based selling

Target the affluent and mass affluent consumer

Focus on both life insurance and asset management

Establish a strong Prudential presence Grow both organically and through opportunistic acquisitions

Investor Day 12.05.06

Life Planning Insurance

Distribution: Competitive Advantage

– Very selective recruiting

– Highly trained, professional field force

– Financial planning approach; needs-based selling

Emphasis on Protection Products

– Life insurance plans tailored to specific client needs

– U.S. dollar products and “third-sector” features complement portfolio

Compensation Aligns Customer / Agent / Company Interests

– Variable compensation structure

– Rewards productivity and persistency

Investor Day 12.05.06

The Beneficial Cycle

Proven Execution Track Record

High Policy Superior Persistency ROE

High Customer Satisfaction

Excellent Client Needs-Based Referrals Selling/Protection products High Life Planner

High Life Planner Retention Favorable Income Growth High Quality Life Prospects Planner Recruits

Investor Day 12.05.06

Gibraltar Life

Strong affinity group relationships Face amount in force, $178 billion(1) $33.5 billion in assets (1) 80 sales offices (2) Solvency margin ratio, 1,125% (3) Ratings: Standard & Poor’s, AA–Moody’s, A1

1) As of September 30, 2006; translated based on exchange rate as of December 31, 2005

2) As of September 30, 2006

3) As of September 30, 2006; based on Japanese statutory accounting

Investor Day 12.05.06

Japanese Life Insurance Market Developments

Development Prudential Positioning

Privatization of “Kampo” postal life Needs-based selling continues as insurance competitive advantage Growing demand for savings and U.S. dollar fixed annuities offer retirement products attractive value proposition and favorable returns Demand for medical riders driven Medical riders with favorable by greater individual responsibility margins sold in tandem with for costs protection life insurance Regulations allow growth of Commenced bank distribution of bancassurance selected products

Investor Day 12.05.06

Where We Are Today

Leadership positions in life planning

Gibraltar generates high ROE’s and cash flows Developing asset management platforms Profitability dominated by Japan and Korea Acquisitions potentially additive Expect to achieve our financial goals

Investor Day 12.05.06

International Insurance Finance

John Hanrahan

Chief Financial Officer Prudential International Insurance

Prudential Financial

Drivers of Sustainable Financial Performance

Sales and persistency drive organic growth; increasing scale benefits Emphasis on protection products U.S. dollar product and investment strategies

Strong capital generation; capital management opportunities Strengthening yen can contribute to results

Investor Day 12.05.06

Life Planner Business

Established Sales Force and Excellent Revenues Persistency Drive Baseline Growth

($ millions)

8,000 7,000 6,000 5,000

4,000

Years 0 1 2 3 4 5

Illustration assuming current policy persistency and Life Planner productivity, and

No Life Planner count increase 5% annual Life Planner count increase 10% annual Life Planner count increase (Not a forecast)

Investor Day 12.05.06

Prudential of Japan Emphasis on Protection Products

In-Force Annualized Premium New Business Annualized Premium as of September 30, 2006 (1) nine months ended September 30, 2006 (1)

17% 17% 27% 13%

16% 16% 50% 44%

Yen-based protection Yen-based savings U.S. Dollar-based Third Sector(5) products(2) and retirement products(4) income products(3)

1) Includes single premium business at 10%

2) Primarily whole life and term

3) Primarily endowment

4) Whole life and retirement income

5) Cancer, medical, accident and sickness; primarily riders

Investor Day 12.05.06

Strong Protection Insurance Margins Continue(1)

1994-1996 1996-1999 1999-2001 2001-Current

Interest Rate 4.50% 3.10% 2.35% 2.00%

Whole Life

Premium Per $ 13 $ 17 $ 20 $ 22

$1,000 (approx.)

1) Based on a typical Prudential of Japan whole life policy for a male at age 30, paid up at 60 years old

Investor Day 12.05.06

Gibraltar Life – Growing Distribution, Maintaining High Persistency

Number of Life Advisors

7,000 6,000 5,000 4,000 3,000 2,000 1,000 0

13-month persistency ratio

94%

90%

Dec-02 Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Sep-06

Investor Day 12.05.06

Gibraltar Life

U.S. Dollar Fixed Annuities Complement Core Protection Products

In-force Annualized Premium New Business Annualized Premium as of September 30, 2006 (1) nine months ended September 30, 2006 (1)

1%

4%

35%

60%

41%

49%

6%

4%

Yen-based Yen-based U.S. dollar-based U.S. dollar protection products savings and retirement life insurance fixed annuities income products

1) Includes single premium business at 10%

Investor Day 12.05.06

Gibraltar Life

U.S. Dollar Fixed Annuities

Expected Returns Consistent with Overall Portfolio

Life Insurance U.S. Dollar Fixed Annuities

Mortality Margin

Expense Margin

Investment Spread

Target 20% + ROE

U.S. Dollar Spread

– “MVA” Products:

limited capital requirements

– Conservative investment strategy

allows attractive value proposition to customers

Investor Day 12.05.06

U.S. Dollar Product and Investment Strategies

Enhanced portfolio yield

U.S. Dollar

Investments Natural hedge for Prudential Financial, Inc.

U.S. Dollar Favorable Denominated value

Products proposition

Favorable expected returns

Investor Day 12.05.06

Improving Investment Portfolio Returns(1)

Total POJ($ millions)

4.00%	40 3.50% 30 3.00% 20 2.50% 10 2.00% -1.50%(10) 1.00%(20) 0.50%(30)
0.00%(40)	1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06

Normalized Investment Spread Amount ($ millions) Normalized Yield Crediting Rate

1) Excludes US dollar reinsurance activity, Prudential’s Tokyo office building, and one-time activities

Investor Day 12.05.06

Strong Capital Generation

High ROE business generates significant excess capital “Net level premium reserves” achieved at POJ in 2005; first dividend paid in 2006 Gibraltar Life: full amortization of “statutory goodwill” enhances capital generating capacity

Investor Day 12.05.06

Capital Management Opportunities

Cross entity investments Acquisitions Subordinated debt repayments Reinsurance POJ dividend capacity adds flexibility

Investor Day 12.05.06

Summary

Sales and persistency drive baseline growth Emphasis on protection products; continued favorable margins U.S. dollar product and investment strategies contributing to results Strong capital generation; capital management opportunities Strengthening yen can contribute to results

Investor Day 12.05.06

Capital Management and Financial Outlook

Rich Carbone Chief Financial Officer

Prudential Financial

Capital Management A Tool for ROE Expansion

Equity attributed to businesses:

– Regulatory/rating agency models

– Business risks

– “Actual usage” in some instances

Business level equity requirements: managed by strategy and design Capital migrating to businesses with favorable growth and return prospects Strong “available capital” position Diverse cash flow sources enhance flexibility

Investor Day 12.05.06

Attributed Equity Based on Nature of Business

- Domestic Regulatory Rating Business GAAP Insurance Models Agency Risk Requirements

- Retirement (RBC) Models Analysis(DAC)

Attributed

- Annuities

Equity

International Actual Equity Resident in Business for Insurance Rating Business Operating Regulatory Agency Risk Businesses Models Models Analysis $17.8 Wachovia Actual Investment Billion (1) Joint Venture Risk Analysis (2) Other Business Risk Analysis Businesses

1) For the FSB; as of September 30, 2006

2) Considers “AA” credit associated with “put” feature

Investor Day 12.05.06

Managing Equity Capital Requirements by Strategy and Design

Product Emphasis Offer products with • Retirement –relatively low risk profile, Stable value attractive value proposition • International Insurance –Protection products Product Design Build risk management • Annuities –features into attractive Asset allocation requirements; self-products hedging GMAB

Capital Efficient Identify redundant • Individual Life –regulatory reserves/capital Term “XXX” internal Structures reinsurance and finance with alternatives

• Annuities –to equity C3 Phase II internal reinsurance Capital Utilize capital resident in • Gibraltar Life –Redeployment businesses to finance Financing of Hyundai attractive opportunities Securities acquisition

“in place”

Investor Day 12.05.06

Equity Capital Migration Businesses with Favorable Growth and Return Prospects

$18.4 Billion (1) $19.6 Billion (1) $21.0 Billion (1)

13	14

20

total 11

27 13

of 28 Percentage 21

17

18 18 18 42 24 16

12/31/02 12/31/04 9/30/06

International Insurance Retirement & Annuities

1) Attributed equity of Financial Services Businesses; excludes unrealized Investment Businesses gains and losses and investments Domestic Insurance

2) Includes divested businesses Corporate & Other (2)

Investor Day 12.05.06

Attributed Equity – September 30, 2006

$21.0 billion (1)

INTERNATIONAL INSURANCE RETIREMENT & SAVINGS

Life Planner Insurance $3.0 Individual Annuities $2.5 Gibraltar Life $1.4 Retirement $3.5

Corporate & other $3.2

INVESTMENT BUSINESSES DOMESTIC INSURANCE

Financial Advisory $1.3 Individual Life $2.6 Asset Management $1.3 Group Insurance $1.1 International Investments $1.1

1) For the Financial Services Businesses; excludes unrealized gains and losses on investments

Investor Day 12.05.06

Strong “Available Capital” Position

September 30, 2006 Ongoing Capital Generation $10

Potential value of Wachovia JV “put”            High ROE, high growth businesses

International Insurance excess capital         Mature businesses: favorable returns, modest capital needs

Hybrid security issuance capacity (1)

Unused debt capacity (1)

Corporate & other excess capital        Available Capital ($ in billions)

Available for share repurchases                  Potentially available for attractive transactions

1) Assuming a capital structure of 70% common equity, 30% capital debt and hybrids

Investor Day 12.05.06

Migrating to Optimal Capital Structure

17% Capital Debt

83% Equity (approx. $21 billion)

“Assuming no Acquisitions”

Share Repurchases

Share Repurchase Program

Considerations:

- Capital generation

-Business growth requirements

- Market opportunities

- Rating agency views

- Sustainability $

3 billion annual authorization effective 2007

10% Hybrid Securities

20% Capital Debt

70% Equity (approx. $21 billion)

9/30/06 Not later than 2009

Investor Day 12.05.06

Diverse and Consistent Cash Flow Sources Enhance Flexibility

De-stacked structure enhances flexibility Mature domestic insurance businesses: strong cash flow generation

International Insurance: dividends commenced in 2006 to complement cash flow “alternatives” Non-insurance businesses provide additional cash flows to parent

– Asset management

– Wachovia JV

Investor Day 12.05.06

Considerations for 2007

Baseline 2006 earnings Business growth

Allstate variable annuity business Capital management: share repurchases, increased leverage US dollar @ 102 yen 8% equity market appreciation 29.5% effective tax rate

Investor Day 12.05.06

FSB Full Year 2007 Earnings Guidance

2006 Guidance (1) $5.90 - $6.00

Non Recurring/ Unsustainable 2006 Items

Baseline Earnings Level $5.70 - $5.80

2007 Guidance (1)

Capital management: share repurchases, increased leverage

Allstate variable annuity business

Growth / Expense Management

1) Based on after-tax adjusted operating income for the Financial Services Businesses

Investor Day 12.05.06